UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 5, 2024
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The Vita Coco Company, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40950	11-3713156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
250 Park Avenue South
Seventh Floor
New York, New York 10003
(Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, include area code) (212) 206-0763
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.01 par value per share	COCO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 30, 2024, Rowena Ricalde notified The Vita Coco Company, Inc. (the “Company”), of her resignation as Chief Accounting Officer of the Company (“CAO”) and principal accounting officer of the Company (“PAO”), to be effective as of August 16, 2024, in order to pursue another opportunity. Ms. Ricalde’s departure is not due to any disagreement with the Company on any matter relating to the Company’s financial statements, internal control over financial reporting, operations, policies or practices. Ms. Ricalde will continue to serve as CAO and PAO through August 16, 2024.
Effective as of August 16, 2024, and until such time as a replacement is named, Corey Baker, the Chief Financial Officer of the Company (“CFO”) and principal financial officer of the Company (“PFO”), is expected to assume the role of PAO on an interim basis. Mr. Baker will continue to serve as CFO and PFO, positions which he has held since March 2023. Biographical and other information regarding Mr. Baker is set forth in the Company’s proxy statement, filed with the Securities and Exchange Commission on April 23, 2024, under the section “Executive Officers,” and such information is incorporated by reference herein.

There is no arrangement or understanding between Mr. Baker and any other person pursuant to which Mr. Baker was selected as interim PAO, and there are no family relationships between Mr. Baker and any of the Company’s directors or executive officers. There have been no transactions involving Mr. Baker that would be required to be disclosed by Item 404(a) of Regulation S-K. Mr. Baker will not receive any additional compensation in connection with assuming the responsibilities of PAO on an interim basis.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE VITA COCO COMPANY, INC.

Date: August 5, 2024	By:	/s/ Yolanda Goettsch
Name: Yolanda Goettsch
Title: General Counsel & Secretary